June 6, 2003

                          DREYFUS FOUNDERS FUNDS, INC.
                     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003

DISTRIBUTOR

The section of the Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers - Distributor" is hereby amended on page 46 by replacing the last three paragraphs with the following:

         DSC compensates certain Agents (as defined under "Purchase of Shares" below) for selling Class B or Class C shares of the Funds at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (as described below), in part, are used to defray these expenses.

         DSC may pay Agents that have entered into agreements with DSC a fee based on the amount invested through such Agents in Class A, Class B, Class C, Class R or Class T shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, DSC may pay such Agents a fee of up to 1% of the amount invested through the Agents. DSC, however, may pay Agents a higher fee and reserves the right to cease paying these fees at any time. DSC will pay such fees from its own funds, other than amounts received from the Funds, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Agent for more information regarding any such fee payable to the Agent.

         DSC, at its expense, may provide promotional incentives to Agents that sell shares of the Funds which are sold with a sales load. In some instances, those incentives may be offered only to certain Agents who have sold or may sell significant amounts of shares.

PURCHASE OF SHARES

The section of the Statement of Additional Information entitled "Purchase of Shares - General" is hereby amended on page 47 by replacing the third and fourth paragraphs with the following:

         Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates)

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   acting on behalf of their  customers  having a qualified  trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

         Class F shares generally are offered only to persons or entities who have continuously maintained an account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.

The section of the Statement of Additional Information entitled "Purchase of Shares - General" is hereby amended on page 48 by replacing the last paragraph on that page with the following:

         Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, B, C and T, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

The section of the Statement of Additional Information entitled "Purchase of Shares - General" is hereby amended on page 49 by replacing the second paragraph on that page with the following:

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

         The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

The section of the Statement of Additional Information entitled "Purchase of Shares - Class A Shares" is hereby amended on page 51 by replacing the first full paragraph on that page with the following:

         Class A shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in the Dreyfus Founders Equity Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

The section of the Statement of Additional Information entitled "Purchase of Shares - Class T Shares" is hereby amended on page 52 and page 53 by replacing the third paragraph of that section with the following:

         Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in the Dreyfus Founders Equity Funds, the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or certain other products made available by DSC to such plans.

The section of the Statement of Additional Information entitled "Purchase of Shares -Right of Accumulation -- Class A and Class T Shares" is hereby amended on page 54 and page 55 by replacing the first paragraph of that section with the following:

         RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Fund, or shares of certain other funds advised by Dreyfus or Founders which are subject to a

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   sales  load  or  shares  acquired  by a  previous  exchange  of  such  shares
   (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

The section of the Statement of Additional Information entitled "Redemption of Shares - Waiver of CDSC" is hereby amended on page 62 and page 63 by replacing the first paragraph of that section with the following:

         WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
   Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

LETTER OF INTENT

The section of the Statement of Additional Information entitled "Shareholder Services - Letter of Intent -- Class A and Class T Shares" is hereby amended on page 70 and page 71 by replacing that section with the following:

         LETTER OF INTENT -- CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds by you and any related "purchaser" (as defined above) in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

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         Each purchase you make during the 13-month  period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. DTI will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case DTI, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated as the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was submitted.


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